UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K/A

(Amendment No. 1)

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2017

DNB Financial Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

DNB Financial Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amending the Company’s Current Report on Form 8-K filed on April 24, 2017 (the “Original Form 8-K”) that furnished in Exhibit 99.1 thereto the Company’s April 24, 2017 press release announcing results of operations for the quarter ended March 31, 2017 (the “Original Earnings Release”).  Attached as Exhibit 99.1 to this Amendment No. 1 is an updated press release announcing results of operations for the quarter ended March 31, 2017 (“Updated Earnings Release”) which corrects an inadvertent error reported in the Original Earnings Release related to the Company’s non-performing assets.

The Company inadvertently reported that non-performing assets were $12.1 million at December 31, 2016, while the correct amount was $11.3 million, as correctly reported in the Company’s Form 10-K for the year ended December 31, 2016, filed March 27, 2017. In addition, the associated ratios found in the “Selected Financial Data” table on page 7, for the quarter ended December 31, 2016, of the press release were incorrect, however they were correctly reported in the Company’s Form 10-K for the year ended December 31, 2016.

The Updated Earnings Release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

99.1 Updated Press Release announcing the results of operations for the quarter ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, hereunto duly authorized.

n
DNB Financial Corporation

April 25, 2017	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President

Exhibit Index

nuary
Exhibit No.	Description
99.1	Updated Press Release announcing the results of operations for the quarter ended March 31, 2017.